Exhibit 10

EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 19 to Registration Statement No. 2-99473 on Form N-1A of our report dated November 3, 2000 appearing in the Annual Report of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust for the year ended September 30, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey December 29, 2000